UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
                Pursuant to Section 13 and 15(d)
             of the Securities Exchange Act of 1934


                          July 21, 1997
        Date of Report (Date of earliest event reported)


                   SA TELECOMMUNICATIONS, INC.
      Exact Name of Registrant as Specified in its Charter)


     Delaware                      0-18048            75-2258519
(State or Other Jurisdiction     (Commission      (IRS Employer
of Incorporation)                File Number)     Identification No.)


1600 Promenade Center, 15th Floor
        Richardson, TX                                   75080
(Address of Principal Executive Offices)               (Zip Code)


                         (972) 690-5888
      (Registrant's Telephone Number, Including Area Code)


                    _________________________
  (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     SA Telecommunications, Inc. issued the press release which is attached as Exhibit 20.1 hereto on July 21, 1997, which press release is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (c)  Exhibits.

          Exhibit No.    Document Description

          20.1*          Press Release of SA Telecommunications, Inc.
                         dated July 21, 1997

___________
*Filed herewith

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SA TELECOMMUNICATIONS, INC.

DATE:     July 22, 1997            BY:  /s/ J. DAVID DARNELL
                                        -------------------------
                                        J. David Darnell
                                        Vice President-Finance and
                                        Chief Financial Officer

                          EXHIBIT INDEX

EXHIBIT NO.         DOCUMENT DESCRIPTION

20.1*               Press Release of SA Telecommunications, Inc.
                    dated July 21, 1997

___________
*Filed herewith